MANAGED PORTFOLIO SERIES
(the “Trust”)

Reinhart International PMV Fund
(the “Fund”)

Supplement dated July 7, 2023, to the Prospectus and
Statement of Additional Information (“SAI”), each dated May 20, 2022

This Supplement amends the Fund’s Prospectus and SAI by hereby adding the following disclosure:

Reinhart Partners, LLC (the “Adviser”) has terminated its agreement with Spouting Rock Asset Management, LLC (“SRAM”), whereby SRAM would acquire approximately 70% of the Adviser in a multi-step transaction over a period of two years (the “Acquisition”). As a result, the anticipated change in control of the Adviser due to the Acquisition, as disclosed in the prior supplement dated January 9, 2023 and the proxy statement dated February 10, 2023, will not occur and therefore there will be no technical “assignment” of the existing investment advisory agreement between the Adviser and the Trust, on behalf of the Fund. Reinhart Partners, LLC will continue to serve as investment adviser to the Fund in the same capacity as before.

This supplement should be retained for future reference.